Intangible Assets, Net	12 Months Ended
Dec. 31, 2025
Intangible Assets, Net [Abstract]
Intangible Assets, Net

7. Intangible Assets, Net

Intangible assets, net consisted of the following:

	December 31, 2025	December 31, 2024
	US$	US$
Smart farming applications	86,897	86,897
Trademark	4,355	4,355
AI software	1,606,000	—
Computer software	338,103	338,103
Total	2,035,355	429,355
Less: Accumulated amortization	(301,293)	(160,833)
Foreign currency translation adjustment	(1,702)	(11,711)
Intangible assets, net	1,732,360	256,811

As at December 31, 2025, the weighted-average life for each of the finite-lived intangible assets is approximately 2.4 years (2024: 1.9 years). The Company recorded amortization expenses of US$140,460, US$143,309 and US$17,524, which were included in costs of revenues and general and administrative expenses in the years ended December 31, 2025, 2024 and 2023, respectively. Specifically, US$139,038, US$141,880 and US$17,524 of the amortization expenses were recorded in costs of sales in the years ended December 31, 2025, 2024 and 2023, respectively. US$1,422, US$1,429 and nil of the amortization expenses was recorded in general and administrative expenses for the years ended December 31, 2025, 2024 and 2023, respectively.

The AI software is being developed under the supplemental technology development and hardware integration services cooperation agreement. As of December 31, 2025, the Company had remaining contractual payment obligations of US$1.45 million under this agreement. As of December 31, 2025, the AI software was recognized as an identifiable intangible asset under development and no amortization expense has been recognized. The estimated aggregate amortization expense of identifiable intangible assets for each of the next five fiscal years is as shown below, which is based on the estimation that the AI software will be ready for use in May 2026:

Estimated amortization expenses
US$
2026	483,226
2027	535,357
2028	535,333
2029	178,444
2030	—